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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2003

SABRE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12175 (Commission File No.)	75-2662240 (IRS Employer Identification No.)
3150 Sabre Drive Southlake, Texas 76092 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (682) 605-1000

Not Applicable
(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

        On March 17, 2003, Sabre Holdings Corporation ("Sabre Holdings") filed an Amendment on Form 10-K/A (the "Amendment") to its Annual Report on Form 10-K for the period ending December 31, 2002, which was filed March 14, 2002 (the "Form 10-K") to amend and restate Item 7 to correct an inadvertent error in Management's Discussion and Analysis of Financial Condition and Results of Operations, Selling, General and Administrative Expenses for 2001 Compared to 2000 and Selling, General and Administrative Expenses for 2002 Compared to 2001. As part of such Amendment, as required by Rule 12b-15, promulgated under the Securities Exchange Act of 1934, Sabre Holdings' principal executive officer and principal financial officer provided new Rule 13a-14 certifications in connection with the Form 10-K/A. The Exhibit section of the Form 10-K/A was also revised to include an update to the Independent Auditor's Consent. Except as described above, no other changes were made to the Form 10-K.

        In conjunction with such Amendment, Sabre Holdings furnished to the Securities and Exchange Commission, but did not file, written statements pursuant to Title 18 United States Code Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, of William J. Hannigan, the chief executive officer of Sabre Holdings Corporation, and Jeffery M. Jackson, the chief financial officer of Sabre Holdings Corporation in connection with the filing of the Amendment by Sabre Holdings for the period ended December 31, 2002.

        A copy of those written statements is attached hereto as an exhibit.

Exhibits

Exhibit	Description
99.1	Written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated March 17, 2003, signed by William J. Hannigan as Chief Executive Officer
99.2	Written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated March 17, 2003, signed by Jeffery M. Jackson as Chief Financial Officer

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION
	By:	/s/ JAMES F. BRASHEAR
	Name:	James F. Brashear
	Title:	Corporate Secretary
Date: March 18, 2003

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  Item 9. Regulation FD Disclosure.
  Exhibits
SIGNATURE